Public Service Enterprise Group PSEG Earnings Conference Call 2 nd Quarter 2015 July 31, 2015 EXHIBIT 99.1

Forward-Looking Statement
•
adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
•
adverse changes in energy industry law, policies and regulation, including market structures and transmission planning,
•
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
•
changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
•
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
•
actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•
any inability to manage our energy obligations, available supply and risks,
•
adverse
outcomes
of
any
legal,
regulatory
or
other
proceeding,
settlement,
investigation
or
claim
applicable
to
us
and/or
the
energy
industry,
•
any deterioration in our credit quality or the credit quality of our counterparties,
•
availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•
changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•
delays or unforeseen cost escalations in our construction and development activities,
•
any inability to achieve, or continue to sustain, our expected levels of operating performance,
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
•
acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
•
increases in competition in energy supply markets as well as for transmission projects,
•
any inability to realize anticipated tax benefits or retain tax credits,
•
challenges associated with recruitment and/or retention of a qualified workforce,
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
•
changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
•
changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,”
“expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our
Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:

GAAP Disclaimer
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation
and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted
EBITDA are non-GAAP financial measures that differ from Net Income. Operating Earnings exclude gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market
(MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.
PSEG is presenting Adjusted EBITDA because it provides investors with additional information to compare our business performance to other companies and understand performance trends.
Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense
costs
at
Power’s
fossil
generation
facilities.
This
information
is
not
intended
to
be
viewed
as an alternative to GAAP information. The last two slides in this presentation (Slides A and B)
include a list of items excluded from Net Income to reconcile to Operating Earnings and Adjusted
EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/

PSEG 2015 Q2 Review Ralph Izzo Chairman, President and Chief Executive Officer

Q2 Earnings Summary
$ millions (except EPS)
2015
2014
Operating Earnings
$  289
$  245
Reconciling Items, Net of Tax
56
(33)
Net Income
$  345
$  212
EPS from Operating Earnings*
$  0.57
$  0.49
Quarter ended June 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

First Half 2015 Earnings Summary
$ millions (except EPS)
2015
2014
Operating Earnings
$  818
$  760
Reconciling Items, Net of Tax
113
(162)
Net Income
$  931
$  598
EPS from Operating Earnings*
$  1.61
$  1.50
Six months ended June 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG –
Q2 2015 Highlights
Earnings on Track
Operating earnings of $0.57 vs. $0.49 per share in Q2 2014, up 16%
Increased earnings contribution from PSE&G’s investment in Transmission
Updating
full-year
2015
Operating
Earnings
guidance
to
$2.80
-
$2.95
per
share
–
assuming normal weather and plant operations for the balance of the year
Operating Review
PSEG Power generating output up by 10% vs. Q2 2014
PSE&G placed the full 500 kV Susquehanna-Roseland line into service in May
PSEG Disciplined Capital Investment
Gas
System
Modernization
Program
Filing
–
PSE&G’s
$1.6
billion
program
over the next 5 years to modernize its gas system; Public hearings completed
Announced the Keys CCGT New Build in Maryland: 755 MW unit targeted for
2018; Estimated cost of $825 to $875 million
Artificial Island –
PJM final decision assigns PSE&G a portion of the upgrade project;
Program
will
increase
transmission
spend
by
~$100
-
$130
million
over
next
four
years
Market Developments
FERC issues order supporting PJM’s Capacity Performance product; continuing process of defining parameters for transition auctions to include demand response and energy efficiency

$2.80 -
$2.95E
$2.58
* See
Slide
A
for
Items
excluded
from
Net
Income
to
reconcile
to
Operating
Earnings.
E
=
Estimate.
$2.76
Full-year 2015 guidance update reflects the strength of results for both businesses for the first half of the year, and assumes normal weather and unit operations
PSEG –
Updating 2015 Operating Earnings Guidance
2014 Operating Earnings*
2015 Operating Earnings Guidance
2013 Operating Earnings*

PSEG 2015 Q2 Operating Company Review Caroline Dorsa EVP and Chief Financial Officer

Q2 Operating Earnings by Subsidiary
Operating Earnings
Earnings per Share
$ millions (except EPS)
2015
2014
2015
2014
PSE&G
$  167
$  151
$  0.33
$  0.30
PSEG Power
110
87
0.22
0.17
PSEG Enterprise/Other
12
7
0.02
0.02
Operating Earnings*
$  289
$  245
$  0.57
$  0.49
Quarter ended June 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG EPS Reconciliation –
Q2 2015 versus Q2 2014
Q2 2015
Operating
Earnings*
Q2 2014
Operating
Earnings*
PSEG Power
PSE&G
Enterprise/
Other
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
Re-Contracting & Lower
Cost to Serve  0.10
Higher Volume
0.02
Capacity  (0.08)
O&M  (0.01)
D&A  (0.01)
Taxes & Other
0.03
Transmission
Net Earnings  0.04
Gas Volume  0.01
Electric Volume
& Demand  0.01
Distribution
O&M  (0.02)
Taxes & Other
(0.01)
$0.49
0.03
0.05
0.00
$0.57
0.00
0.10
0.20
0.30
0.40
0.50
0.60

First Half Operating Earnings by Subsidiary
Operating Earnings
Earnings per Share
$ millions (except EPS)
2015
2014
2015
2014
PSE&G
$  409
$  365
$  0.80
$  0.72
PSEG Power
388
380
0.77
0.75
PSEG Enterprise/Other
21
15
0.04
0.03
Operating Earnings*
$  818
$  760
$  1.61
$  1.50
Six months ended June 30
•See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG
EPS
Reconciliation
–
First
Half
2015
versus
First
Half
2014
YTD 2015
Operating
Earnings*
YTD 2014
Operating
Earnings*
Re-Contracting
& Lower Cost
to Serve  0.14
Gas Send-Out & Fixed
Cost Recovery  0.04
Higher Volume
0.02
Capacity  (0.18)
O&M  (0.02)
D&A  (0.01)
Taxes & Other
0.03
PSEG Power
Transmission
Net Earnings  0.07
Gas Volume &
Demand  0.02
Electric Volume &
Demand  0.01
Distribution
O&M  (0.01)
Taxes & Other
(0.01)
PSE&G
Enterprise/
Other
PSEG Long
Island
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
$1.61
0.01
0.02
0.08
$1.50
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75

PSE&G 2015 Q2 Review

PSE&G –
Q2 EPS Summary
$ millions (except EPS)
Q2 2015
Q2 2014
Variance
Operating Revenues
$  1,466
$  1,435
$  31
Operating Expenses
Energy Costs
544
565
(21)
Operation & Maintenance
368
362
6
Depreciation & Amortization
234
217
17
Total Operating Expenses
1,146
1,144
2
Operating Earnings/Net Income
$  167
$  151
$  16
EPS from Operating Earnings/Net Income
$  0.33
$  0.30
$  0.03

PSE&G EPS Reconciliation –
Q2 2015
versus Q2 2014
Transmission
Net Earnings  0.04
Gas Volume
0.01
Electric Volume &
Demand  0.01
Higher Pension
Expense   (0.01)
Distribution
O&M  (0.01)
Taxes &
Other   (0.01)
Q2 2014
Operating
Earnings*
Q2 2015
Operating
Earnings*
* Operating Earnings is equal to Net Income.
$0.30
0.06
$0.33
(0.03)
0.00
0.10
0.20
0.30
0.40

PSE&G –
Monthly Weather Data
+40% Q2 2015 vs. Q2 2014
+19% Q2 2015 vs. Normal
34
1,836
2,943
84
579
2,771
171
813
3,060
0
500
1000
1500
2000
2500
3000
3500
4000
4500
April
May
June
2015
2014
Normal
2015  vs. 2014 vs. Normal
PSE&G Monthly Temperature Humidity Index (THI)

PSE&G –
Q2 2015 Operating Highlights
Operations
Gas System Modernization Program public hearings concluded
PJM
final
decision
on
Artificial
Island/FERC
1000
project
assigned
PSE&G
~$100
-
$130
million
of the overall transmission upgrades
PSE&G residential gas customers to benefit from another proposed rate reduction this October 1, estimated to save the average gas customer another $52 per year if approved by the BPU, bringing total gas customer savings of 47% (~$792) since 2009
Regulatory and Market
Environment
PSE&G made $1.3 billion of capital expenditures in the YTD period ended June 30
Updating
PSE&G’s
forecast
of
operating
earnings
for
the
full
year
to
$760
-
$775
million
from
$735 -
$775 million
PSE&G issued $350 million, 3.00% secured Medium-Term Notes (MTNs) due May 2025 and
$250 million, 4.05% secured MTNs due May 2045
Financial
Q2 2015 weather was warmer than Q2 2014 and warmer than normal
Economy slowly improving, weather normalized electric sales up 0.2% in Q2: Residential demand up 0.6% and commercial sector up 0.6% in Q2, offset by industrial sales
Gas deliveries (weather normalized) up 2.7% YTD, continue to benefit from decline in supply costs

PSEG Power 2015 Q2 Review

PSEG Power –
Q2 EPS Summary
$ millions (except EPS)
Q2 2015
Q2 2014
Variance
Operating Revenues
$  1,025
$  986
$  39
Operating Earnings
110
87
23
Reconciling Items, Net of Tax**
56
(33)
89
Net Income
$  166
$  54
$  112
EPS from Operating Earnings*
$  0.22
$  0.17
$  0.05
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
**Includes the financial impact from Mark-to-Market positions with forward delivery months.

Re-Contracting
& Lower Cost
to Serve  0.10
Higher Volume  0.02
Capacity  (0.08)
PSEG Power EPS Reconciliation –
Q2 2015 versus Q2 2014
Q2 2015
Operating
Earnings*
Q2 2014
Operating
Earnings*
O&M  (0.01)
D&A  (0.01)
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
Taxes &
Other
$0.17
0.04
0.03
$0.22
(0.02)
0.00
0.05
0.10
0.15
0.20
0.25
0.30

PSEG
Power’s
Adjusted
EBITDA
-
Q2
2015,
YTD
and
Full-Year
2015
Guidance
Three
Months
Ended June 30,
Six Months (YTD)
Ended June 30,
Full-Year 2015
Guidance
($ in millions)
2015
2014
2015
2014
Low
High
Operating Earnings**
$110
$87
$388
$380
$620
$680
Add:
Fossil Major Maintenance, pre-tax
52
49
101
107
115
115
Depreciation & Amortization, pre-tax
75
73
152
146
305
305
Interest Expense, pre-tax
32
29
63
60
125
125
Income Taxes
32
38
223
234
380
420
Adjusted EBITDA
$301
$276
$927
$927
$1,545E
$1,645E
21
PSEG Power -
Adjusted EBITDA*
*    See Slide B for a reconciliation of Adjusted EBITDA to Operating Earnings and Net Income.   E = Estimate.
**  See Slide A for Items excluded from Net Income to reconcile to Operating Earnings; Includes the financial impact from Mark-to-Market positions with forward delivery months.

PSEG Power –
Q2 2015 Generation Measures
6,538
7,129
3,788
4,831
1,273
1,724
0
7,000
14,000
2014
2015
Quarter ended June 30
Total Nuclear
Total Coal**
Oil & Natural Gas
Generation by Fuel (GWh)*
12,050
Quarter ended June 30
* Excludes Solar and Kalaeloa. ** Includes figures for Pumped Storage; also includes Natural Gas fuel switching intervals.
2014
2015
Combined
Cycle
PJM and NY
49%
61%
Coal**
NJ (Coal/Gas)
14%
3%
PA
80%
73%
CT
4%
0%
Nuclear
81%
86%
13,233
Fleet Capacity Factors (%)

PSEG Power –
YTD 2015 Generation Measures
14,588
14,961
9,007
4,266
3,803
7,764
0
10,000
20,000
30,000
2014
2015
Six Months ended June 30
Total Nuclear
Total Coal**
Oil & Natural Gas
* Excludes Solar and Kalaeloa.
** Includes figures for Pumped Storage; also includes Natural Gas fuel switching intervals.
Generation by Fuel (GWh)*
27,771
26,618
Six Months ended June 30
Fleet Capacity Factors (%)
2014
2015
Combined Cycle
PJM and NY
48%
58%
Coal**
NJ (Coal/Gas)
17%
9%
PA
81%
82%
CT
38%
34%
Nuclear
90%
91%

PSEG Power –
Fuel Costs
Quarter ended June 30
($ millions)
2014
2015
Coal
$40
$30
Oil & Gas
119
82
Total Fossil
159
112
Nuclear
47
51
Total Fuel Cost
$206
$163
Total Generation
(GWh)
12,050
13,233
$ / MWh
17.10
12.32
PSEG Power –
Fuel Costs
YTD June 30
($ millions)
2014
2015
Coal
$127
$112
Oil & Gas
484
329
Total Fossil
611
441
Nuclear
109
106
Total Fuel Cost
$720
$547
Total Generation
(GWh)
26,618
27,771
$ / MWh
27.05
19.70

PSEG Power –
Gross Margin Performance
$40
$43
Quarter ended June 30
Wholesale energy prices affected by over-supply of natural gas and constraints on electric transmission line
Increase of $4/MWh in average hedge price
Q2 year-over-year capacity prices reset on June 1 to ~$168/MW-day and remain stable for the next two capacity years;  HEDD peaking capacity retired in Q2 2015
Fuel flexibility and access to lower cost Marcellus gas continue to benefit margin
Q2 2015 Regional Performance
Region
Gross
Margin ($M)
2015 Performance
PJM
$487
Re-contracting, higher hedge prices,
higher volumes and lower gas costs
offset the decline in capacity pricing
and market pricing.
New
England
$18
Higher hedge value offset lower
volume and lower prices.
New York
$26
Higher volume offset lower prices.
PSEG Power Gross Margin ($/MWh)
$42
$0
$10
$20
$30
$40
$50
2013
2014
2015

Hedging Update
Contracted Energy*
* Hedge percentages and prices as of June 30, 2015.  Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components
but
excluding
capacity.
Hedges
include
positions
with
MTM
accounting
treatment
and
options.
Jul-Dec
2015
2016
2017
Volume TWh
18
37
37
Base Load
% Hedged
100%
85-90%
50-55%
(Nuclear and Base Load Coal)
Price $/MWh
$53
$51
$50
Volume TWh
11
19
18
Intermediate Coal, Combined
% Hedged
30-35%
0%
0%
Cycle, Peaking
Price $/MWh
$53
--
--
Volume TWh
25-30
55-57
55-57
Total
% Hedged
70-75%
55-60%
30-35%
Price $/MWh
$53
$51
$50

PSEG Power –
Q2 2015 Operating Highlights
Q2 output up 10%; average capacity factor achieved by nuclear fleet 86%, CCGTs achieved 61%
Uprates completed at Peach Bottom (~65 MW) and Advanced Gas Path (~31MW) at Bergen 2
Dispatch of coal units affected by decline in price of gas
Operations
Financial
Regulatory and Market
Environment
PSEG Power’s average capacity pricing for the 2015/2016 capacity year reset to $168 MW/day on June 1
Access to Marcellus gas continues to benefit the fleet’s cost of gas
FERC approved PJM’s revised CP auction parameters for the Base Residual Auction (BRA);
Transition auctions delayed to allow participation of DR and EE
The 2018/2019 RPM auction on schedule; results due August 21
Acquired the Keys 755 MW gas fired combined cycle generating station in Maryland; construction has begun with completion expected in 2018, at an estimated investment of $825 million to $875 million
Power made capital expenditure of $360 million in the YTD period ended June 30
Power’s
total
debt
as
a
percentage
of
capital
was
31%
at
June
30
Moody’s
affirmed
PSEG
Power’s
Baa1
senior
debt
rating
and
Stable
outlook
in
May
S&P affirmed PSEG Power’s senior unsecured debt rating of BBB+ and revised the outlook to Stable from Positive in May

PSEG

PSEG Financial Highlights
Updating full-year 2015 operating earnings guidance to $2.80 -
$2.95 per share
Focused on maintaining operating efficiency and customer reliability
PSE&G expected to contribute over 50% of 2015 operating earnings
Infrastructure Spend
PSE&G T&D spend for 2015 expected to be $2.6 billion
Utility’s Gas System Modernization Program (GSMP) filed with the BPU in February;
Proposal supports spend of $1.6 billion over 5 years to replace aging cast iron and unprotected steel pipes
Keys CCGT in Maryland expected on-line in 2018 expands Power’s geographic base
GSMP, Keys and Artificial Island potentially increase PSEG’s existing $13 billion,
2015-2019E capital program by up to $2.2 billion
Financial position remains strong
Positive cash from Power and increasing cash flow from operations at PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capitalization was 42% at June 30
Increased common dividend 5.4% in February to indicative annual rate of
$1.56 per share
Increasing regulated earnings mix supports dividend growth

PSEG 2015 Updated Guidance for Operating Income
–
by Subsidiary and PSEG Power Adjusted EBITDA
$ millions (except EPS)
2015E
2014
PSE&G
$760 -
$775
$725
PSEG Power
$620 -
$680
$642
PSEG Enterprise/Other
$40 -
$45
$33
Operating Earnings*
$1,420 -
$1,500
$1,400
Earnings per Share
$2.80 -
$2.95E
$2.76
Anticipates Another Year of Growth in Operating Earnings
$ millions (except EPS)
2015E
2014
PSEG Power
$1,545 -
$1,645
$1,584
*   See Slide A for Items excluded from Net Income to reconcile to Operating Earnings; Includes the financial impact from Mark-to-Market positions with forward delivery months.
**  See Slide B for a reconciliation of Adjusted EBITDA to Operating Earnings and Net Income.   E = Estimate.
PSEG Power Adjusted EBITDA**

PSEG Liquidity as of June 30, 2015 31

A
Items Excluded from Net Income to Reconcile to Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
2015
2014
2015
2014
2014
2013
Operating Earnings
289
$
245
$
818
$
760
$
1,400
$
1,309
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
1
14
3
23
68
40
Gain
(Loss)
on
Mark-to-Market
(MTM)
(a)
(PSEG
Power)
28
(42)
8
(174)
66
(74)
Storm O&M, net of insurance recoveries (PSEG Power)
27
(5)
102
(11)
(16)
(32)
Net Income
345
$
212
$
931
$
598
$
1,518
$
1,243
$
Fully Diluted Average Shares Outstanding (in Millions)
508
508
508
508
508
508
Operating Earnings
0.57
$
0.49
$
1.61
$
1.50
$
2.76
$
2.58
$
Gain (Loss) on NDT Fund Related Activity (PSEG Power)
-
0.02
-
0.04
0.13
0.08
Gain
(Loss)
on
MTM
(a)
(PSEG
Power)
0.06
(0.08)
0.02
(0.34)
0.13
(0.14)
Storm O&M, net of insurance recoveries (PSEG Power)
0.05
(0.01)
0.20
(0.02)
(0.03)
(0.07)
Net Income
0.68
$
0.42
$
1.83
$
1.18
$
2.99
$
2.45
$
(a) Includes the financial impact from positions with forward delivery months.
June 30,
June 30,
($ Millions, Unaudited)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
Three Months Ended
Year Ended
Six Months Ended
Consolidated Operating Earnings Reconciliation
December 31,
($ Per Share Impact -  Diluted, Unaudited)

B
Items Excluded from Net Income to Reconcile to Operating Earnings and Adjusted EBITDA
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP
financial measures and how they differ from Net Income.
2015
2014
2015
2014
Adjusted EBITDA
301
$
276
$
927
$
927
$
1,584
$
Fossil Major Maintenance, pre-tax
(52)
(49)
(101)
(107)
(144)
Depreciation and Amortization, pre-tax
(b)
(75)
(73)
(152)
(146)
(291)
Interest Expense, pre-tax
(b)
(32)
(29)
(63)
(60)
(120)
Income Taxes
(b)
(32)
(38)
(223)
(234)
(387)
Operating Earnings
110
$
87
$
388
$
380
$
642
$
Gain (Loss) on NDT Fund Related Activity, pre-tax
3
30
10
49
138
Gain (Loss) on MTM, pre-tax
(a)
48
(70)
14
(293)
111
Storm O&M, net of insurance recoveries, pre-tax
45
(9)
172
(19)
(27)
Income Taxes related to Operating Earnings reconciling items
(40)
16
(83)
101
(104)
Net Income
166
$
54
$
501
$
218
$
760
$
(a) Includes the financial impact from positions with forward delivery months.
(b) Excludes amounts related to Operating Earnings reconciling items
($ Millions, Unaudited)
Six Months Ended
June 30,
Reconciling Items
Three Months Ended
Year Ended
December 31,
2014
June 30,
PSEG Power Adjusted EBITDA Reconcilation